Equity Method Investments (Segment, Continuing Operations [Member])	12 Months Ended
Dec. 31, 2012
Segment, Continuing Operations [Member]
Equity Method Investments

9. Equity Method Investments

The carrying amount of equity method investments at December 31 of each year consisted of the following (in millions):

	Janssen AI	Proteostasis	Alkermes plc	Total
At January 1, 2010	$235.0	$—	$—	$235.0
Net loss on equity method investments	(26.0)	—	—	(26.0)

At December 31, 2010	209.0	—	—	209.0
Addition	—	20.0	528.6	548.6
Net loss on equity method investments — continuing operations	(78.4)	(2.7)	—	(81.1)
Net loss on equity method investments — discontinued operations	—	—	(0.7)	(0.7)

At December 31, 2011	130.6	17.3	527.9	675.8
Share of net losses of equity method investment — continuing operations	(101.2)	(3.3)	—	(104.5)
Impairment of equity method investment — continuing operations	(117.3)	—	—	(117.3)
Net loss on equity method investment — discontinued operations	—	—	(7.2)	(7.2)
Addition	76.9	—	—	76.9
Disposal of equity method investment	—	—	(394.2)	(394.2)
Reclassification to available for sale investment	—	—	(126.5)	(126.5)
Reclass of excess of losses over investment to current liabilities	11.0	—	—	11.0

At December 31, 2012	$—	$14.0	$—	$14.0

Janssen AI

In September 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer). In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI. In general, Elan is entitled to a 49.9% share of all net profits generated by Janssen AI beginning from the date Janssen AI becomes net profitable and certain royalty payments upon the commercialization of products under the AIP collaboration. Johnson & Johnson also committed to fund up to $500.0 million towards the further development and commercialization of the AIP to the extent the funding is required by the collaboration. Any required additional expenditures in respect of Janssen AI’s obligations under the AIP collaboration in excess of the initial $500.0 million funding commitment is required to be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of $400.0 million in total. In the event that further funding is required beyond the $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. If we fail to provide our share of the $400.0 million commitment or any additional funding that is required for the development of the AIP, and if Johnson & Johnson or a third party elects to fund such an amount, our interest in Janssen AI could, at the option of Johnson & Johnson, be commensurately reduced. We have recorded our investment in Janssen AI as an equity method investment on the Consolidated Balance Sheet as we have the ability to exercise significant influence, but not control, over the investee. The investment was initially recognized based on the estimated fair value of the investment acquired, representing the fair value of our proportionate 49.9% share of Janssen AI’s total net assets at inception, which were comprised of the AIP assets and the asset created by the Johnson & Johnson contingent funding commitment.

During 2012, the remaining balance of the initial $500.0 million funding commitment, which amounted to $57.6 million at December 31, 2011, was spent. Subsequent to the full utilization of the initial $500.0 million funding commitment, we provided funding of $76.9 million to Janssen AI during 2012. At December 31, 2012, there was an excess of losses over investment in Janssen AI of $11.0 million (2011: $Nil), which is included in current liabilities. In addition, we provided funding to Janssen AI of $29.9 million in January 2013, which will be recorded in the 2013 Consolidated Financial Statements.

On August 6, 2012, Johnson & Johnson issued a press release announcing the discontinuation of the development of bapineuzumab intravenous in mild to moderate Alzheimer’s disease based on the co-primary clinical endpoints not being met in the Janssen AI-led Phase 3 clinical studies. As a result of the discontinuation, we recorded a non-cash impairment charge of $117.3 million on our equity method investment in Janssen AI, representing the full initial estimated value of Elan’s 49.9% share of the Janssen AI AIP assets. Janssen AI recorded an impairment charge of $678.9 million representing its full carrying value of the AIP assets.

Under the equity method, investors are required to recognize their share of the earnings or losses of an investee in the periods for which they are reported in the financial statements of the investee as this is normally considered an appropriate means of recognizing increases or decreases in the economic resources underlying the investments. However, Johnson & Johnson committed to wholly fund up to an initial $500.0 million of development and commercialization expenses incurred by Janssen AI so the recognition by Elan of a share of Janssen AI losses that were solely funded by Johnson & Johnson’s $500.0 million commitment would have resulted in an inappropriate decrease in Elan’s share of the economic resources underlying the investment in Janssen AI. Accordingly, until the $500.0 million funding commitment was utilized, we applied the HLBV method to determine how an increase or decrease in net assets of Janssen AI affected Elan’s interest in the net assets of Janssen AI on a period by period basis. Under the HLBV method, an investor determines its share of the earnings or losses of an investee by determining the difference between its claim on the investee’s book value at the end and beginning of the period. Elan’s claim on Janssen AI’s book value as of December 31, 2012 was $Nil (2011: $117.3 million, after adjusting for basis differences) due to the non-cash impairment charge of $117.3 million recorded in 2012 representing the full initial estimated value of Elan’s 49.9% share of the Janssen AI AIP assets.

As of December 31, 2011, the carrying value of our Janssen AI equity method investment of $130.6 million was approximately $185 million below our share of Janssen AI’s reported book value of its net assets. This difference related to the lower estimated value of Janssen AI’s AIP assets when the equity method investment was initially recorded, and the asset created by the Johnson & Johnson $500.0 million contingent funding commitment. The difference in the initial estimated values of the AIP assets was eliminated during 2012 when Elan and Janssen AI recorded impairment charges of $117.3 million and $678.9 million, respectively, representing their respective initial estimated values of the AIP assets. In relation to the asset created by the Johnson & Johnson contingent funding commitment, which was a limited life asset, the basis difference was amortized to the Consolidated Statement of Operations on a pro rata basis; based on the actual amount of Janssen AI losses that were solely funded by Johnson & Johnson in each period as compared to the total $500.0 million, which was the total amount solely funded by Johnson & Johnson. This basis difference was fully amortized during 2012 when the remaining balance of the initial $500.0 million funding commitment provided by Johnson & Johnson to Janssen AI was spent. During 2012, we recorded amortization expense of $13.3 million (2011: $50.9 million; 2010: $26.0 million).

The net loss on the Janssen AI equity method investment for the year ended December 31, 2012 of $218.5 million (2011: $78.4 million; 2010: $26.0 million) was comprised of $87.9 million (2011: $Nil; 2010: $Nil) relating to our share of the losses of Janssen AI in excess of the losses funded solely by Johnson & Johnson’s initial $500.0 million funding commitment; the amortization expense of $13.3 million (2011: $50.9 million; 2010: $26.0 million) related to the basis differences described above and the non-cash impairment charge of $117.3 million (2011: $Nil, 2010: $Nil) representing the full initial estimated value of Elan’s 49.9% share of the Janssen AI AIP assets. The net loss on the Janssen AI equity method investment for the year ended December 31, 2011 also includes a charge of $27.5 million to correct an immaterial error from prior periods relating to our accounting for our equity method investment in Janssen AI.

Summarized balance sheet amounts of Janssen AI are presented below at December 31 of each year (in millions):

	2012	2011
Current assets	$41.9	$12.9
Non-current assets	$9.3	$688.6
Current liabilities	$60.6	$60.2
Non-current liabilities	$0.9	$8.9

Summarized income statement amounts of Janssen AI is presented below for the years to December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
R&D expenses for the year	$188.7	$185.3	$141.2
Asset impairment charge	$678.9	$—	$—
Net loss for the year	$913.7	$216.3	$173.6

Proteostasis

In May 2011, we invested $20.0 million into equity capital of Proteostasis and became a 24% shareholder. Our $20.0 million equity interest in Proteostasis has been recorded as an equity method investment on the Consolidated Balance Sheet. The net loss recorded on the equity method investment in 2012 was $3.3 million (2011: $2.7 million), representing our share of the net losses of Proteostasis.

Alkermes plc

Following the completion of the merger between Alkermes, Inc. and EDT on September 16, 2011, we held approximately 25% of the outstanding ordinary shares of Alkermes plc (31.9 million shares). Our equity interest in Alkermes plc was initially recorded as an equity method investment on the Consolidated Balance Sheet at a carrying amount of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction. The initial carrying value was approximately $300 million higher than our share of the book value of the net assets of Alkermes plc. Based on our assessment of the fair value of the net assets of Alkermes plc on the date of the transaction, this difference principally related to identifiable intangible assets and goodwill attributable to the Alkermes, Inc. business prior to its acquisition of EDT.

Under the equity method, we recognized our share of the earnings or losses of Alkermes plc, adjusted for the amortization of basis differences, in the Consolidated Statement of Operations with a corresponding increase or decrease in the carrying amount of the investment on the Consolidated Balance Sheet.

In March 2012, we sold 76% (24.15 million ordinary shares) of our shareholding in Alkermes plc. Following this sale, we continued to own 7.75 million ordinary shares of Alkermes plc, representing an approximate 6% equity interest in Alkermes plc. Following the sale of the 24.15 million ordinary shares, our remaining equity interest in Alkermes plc was classified as an available-for-sale investment in current assets with an initial carrying value of $126.5 million and equity method accounting no longer applied to this investment. For additional information on the disposal of 76% of our shareholding in Alkermes plc, refer to Note 12 to the consolidated financial statements.

On January 31, 2013, we announced that we had agreed to sell all of our remaining 7.75 million ordinary shares of Alkermes plc. The sale closed on February 6, 2013 and we received proceeds of $169.7 million.

For the year ended December 31, 2012, we recorded a net loss on the equity method investment of $7.2 million (2011: $0.7 million) related to our share of the losses of Alkermes plc in the period prior to the disposal of the 24.15 million ordinary shares of Alkermes plc, which has been recognized in the net income from discontinued operations reporting line of the Consolidated Statement of Operations.

For additional information on the EDT transaction with Alkermes, Inc. refer to Note 12.